Goodwill	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Goodwill

18. Goodwill

	2018	2017
	£m	£m
Cost at 1 January	5,734	5,965
Exchange adjustments	199	(228)
Transfer to assets held for sale	(144)	(3)

Cost at 31 December	5,789	5,734

Net book value at 1 January	5,734	5,965

Net book value at 31 December	5,789	5,734

Goodwill is allocated to the Group’s segments as follows:

	2018	2017
	£m	£m
Pharmaceuticals	3,273	3,172
Vaccines	1,342	1,302
Consumer Healthcare	1,174	1,260

Net book value at 31 December	5,789	5,734

The recoverable amounts of the cash generating units are assessed using a fair value less costs of disposal model. Fair value less costs of disposal is calculated using a discounted cash flow approach, with a post-tax discount rate applied to the projected risk-adjusted post-tax cash flows and terminal value.

The discount rate used is based on the Group WACC of 7%, as most cash generating units have integrated operations across large parts of the Group. The discount rate is adjusted where appropriate for specific segment, country and currency risks. The valuation methodology uses significant inputs which are not based on observable market data, therefore this valuation technique is classified as level 3 in the fair value hierarchy.

Details relating to the discounted cash flow models used in the impairment tests of the Pharmaceuticals, Vaccines and Consumer Healthcare cash generating units are as follows:

Valuation basis	Fair value less costs of disposal

Key assumptions	Sales growth rates
	Profit margins
	Terminal growth rate
	Discount rate
	Taxation rate

Determination of assumptions	Growth rates are internal forecasts based on both internal and external market information.
	Margins reflect past experience, adjusted for expected changes.
	Terminal growth rates based on management’s estimate of future long-term average growth rates.
	Discount rates based on Group WACC, adjusted where appropriate.
	Taxation rates based on appropriate rates for each region.

Period of specific projected cash flows	Five years

Terminal growth rate and discount rate		Terminal growth rate	Discount rate
	Pharmaceuticals	1% p.a.	7.5%
	Vaccines	1% p.a.	7.5%
	Consumer Healthcare	2% p.a.	6%

The terminal growth rates do not exceed the long-term projected growth rates for the relevant markets, reflect the impact of future generic competition and take account of new product launches.

In each case the valuations indicated sufficient headroom such that a reasonably possible change to key assumptions is unlikely to result in an impairment of the related goodwill. Goodwill is monitored at the segmental level.

The Pharmaceuticals cash generating unit comprises a collection of smaller cash generating units including assets with indefinite lives with a carrying value of £236 million (2017 – £228 million). The Consumer Healthcare cash generating unit also comprises a collection of smaller cash generating units including brands with indefinite lives with a carrying value of £8.5 billion (2017 – £8.5 billion).

Details of indefinite life brands are given in Note 19, ‘Other intangible assets’.